Exhibit 99.2

Welcome We will begin shortly

Safe Harbor Statement Certain statements in this presentation that are not historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements. Stratagene generally identifies forward-looking statements by using words like "believe," "intend," "target," "expect," "estimate," "may," "should," "plan," "project," "contemplate," "anticipate," "predict" or similar expressions. You can also identify forward-looking statements by discussions of strategies, plans or intentions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results of Stratagene to be materially different from historical results or from any results expressed or implied by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those contained in or implied by the forward-looking statements are risks associated with the company's inability to sufficiently anticipate market needs and develop products and product enhancements that achieve market acceptance, the company's ability to compete effectively in the diagnostics and life sciences research markets, variability of the company's quarterly revenues and operating results, the failure of the company to retain key employees, the company's ability to obtain additional debt or equity financing, the possibility of declining sales due in part to a reduction in research and development budgets or government funding, the company's ongoing ability to protect its own intellectual property rights and to avoid violating the intellectual property rights of third parties, extended manufacturing difficulties and currency fluctuations. For more information about these and other factors that could cause actual results to differ materially from those contained in or implied by the forward-looking statements please see "Factors that May Affect Future Results" included in Stratagene's Annual Report on Form 10-K for the year ended December 31, 2006 and in other reports filed by Stratagene from time to time with the Securities and Exchange Commission, including Quarterly Reports on Form 10-Q.

We are pleased to announce that Stratagene and Agilent Technologies have signed a definitive agreement for Agilent to acquire Stratagene.

Topics for Today Benefits of Acquisition About Agilent Next Steps

Potential benefits for Stratagene Employees! Nick Roelofs will comment on jobs, salaries, and reporting structure in his presentation. Part of a first class enterprise Potential career growth paths and opportunities Agilent key strategic growth initiative Foundation for a stronger Life Sciences company Agilent is purchasing Hycor business too

Benefits to our business ! Agilent’s best in class global infrastructure Complete applications solutions for customers More Investments Entry into a broader customer base

Other topic? Joe to continue in diagnostics Will purchase Jackson Hole facility from Agilent and continue projects there Will continue with diagnostic efforts, but not to compete with Hycor To establish a reference lab To continue collaborations with diagnostic assay partners

Next Steps Transaction expected to be final in ~90 days Agilent will hire a General Manager to run Stratagene Agilent offer letters to be sent out : Nick U.S. Non-U.S. Communication plan in place to inform key customers/partners

Important Additional Information Will Be Filed With the SEC The Company has agreed to file a proxy statement in connection with the proposed Merger.  The proxy statement will be mailed to the shareholders of the Company.  Investors and the Company’s shareholders are urged to read carefully the proxy statement and other relevant materials when they become available because they will contain important information about the Merger.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed by the Company with the SEC through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s corporate website at www.stratagene.com or by contacting: Steve Martin, Stratagene Corporation, 11011 North Torrey Pines Road, La Jolla, California 92037 Agilent Technologies, Inc. and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.  A description of any interests that the Company’s officers and directors have in the Merger will be available in the proxy statement. Information regarding Agilent’s directors and executive officers is contained in Agilent’s Annual Report on Form 10-K for the year ended October 31, 2006, which is filed with the SEC.  Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which is filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Stratagene’s corporate website at www.stratagene.com.

These presentations contain forward-looking statements (including, without limitation, statements regarding our goals to expand our product and service portfolio, our expansion into new markets, and information on our goals, priorities, demand, growth opportunities, financial condition and the continued strengths of the markets we sell into) that involve risks and uncertainties that could cause results of Agilent to differ materially from management’s current expectations. In addition, other risks that the company faces in running its operations include the ability to meet and achieve the benefits of its cost-reduction goals and otherwise successfully adapt its cost structures to continuing changes in business conditions; ongoing competitive, pricing and gross margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the impact of geopolitical uncertainties on our markets and our ability to conduct business; the ability to improve asset performance to adapt to changes in demand; the ability to successfully introduce new products at the right time, price and mix, and other risks detailed in the company's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended Oct. 31, 2006 and our Quarterly Report on Form 10-Q for the period ended January 31, 2007. The company assumes no obligation to update the information in these presentations. Safe Harbor Statement  April 6, 2007 Agilent Confidential

Nick Roelofs VP and GM Life Sciences Solutions Unit About Agilent Technologies

Who is Agilent? Our goal is to grow faster than the market: > 10% Electronic Measurement $20 billion market Wireless: physical & protocol test Scopes and spectrum analyzers Electronics manufacturers in Asia Synthetic instruments, aerospace/defense Software, services and support Bio-Analytical Measurement $20 billion market Separations techniques Organic spectroscopy Inorganic spectroscopy Nanotechnology Life sciences tools Consumables and services April 6, 2007 Agilent Confidential

Agilent Facts! $5.0 billion annual revenue 19,000 employees Customers in 110+ countries 60+ year heritage of invention and innovation April 6, 2007 Agilent Confidential

 Petrochemical QA/QC Environmental Testing Food Testing Forensics Testing Bio-Analytical Measurement $20 billion total addressable market... ample opportunity for growth Life Sciences Chemical Analysis Pharma, Biotech, CRO, CMO Clinical Diagnostics Academia & Government Addressable Market: $14B Market Growth Rate: 7-9% Agilent Share (FY06): 5% Addressable Market: $6B Market Growth Rate: 5-7% Agilent Share (FY06): 15% Consumables Services & Informatics Spectroscopy Tools Life Sciences Tools Separations Tools April 6, 2007 Agilent Confidential

 Extend market leadership with innovative products, services and informatics Converge SW platforms Expand SW application portfolio Expand informatics portfolio Laboratory Informatics Core Product Businesses After Market Expand Lab-wide services portfolio Expand Lab-on-a-Chip into MDx market Expand High-end LC/MS portfolio Achieve market leadership in HPLC columns/consumables Refresh GC/MSD, LC, LC/MSD, GC and ICP/MS platforms Expand automation capabilities Build/expand market leadership in China, India and Japan Life Sciences Expand array-based Genomics portfolio Key Growth Initiatives – Bio-Analytical Measurement Build a double-digit revenue growth portfolio April 6, 2007 Agilent Confidential

Who are the top customers for LSCA? Eli Lilly GlaxoSmithKline Merck National Cancer Institute Nestle Novartis Pfizer U.S. Army, FDA, EPA, NIH Exxon-Mobil Astra Zeneca Aventis BASF AG Bayer AG Boehringer Ingelheim Dana-Farber Cancer Institute DuPont Dow Chemical April 6, 2007 Agilent Confidential

Why Acquire Stratagene? Entry into a broader customer base Your development capabilities strengthen Agilent in Life Sciences Your manufacturing capabilities expand Agilent’s core competencies Your business accelerates achievement of our strategic plans April 6, 2007 Agilent Confidential

Stratagene Operations in Agilent Division in the Life Sciences Solutions Unit organization with a General Manager leading your business Leverage knowledge and capabilities to promote greater business growth Share knowledge of customers and cross-train sales teams Ensure business continuity and profitability during transition Integrate into Agilent on a business-needs basis April 6, 2007 Agilent Confidential

Culture -- Agilent’s Values Innovation and contribution Trust, respect and teamwork Uncompromising integrity Speed Focus Accountability April 6, 2007 Agilent Confidential

Employment Offers Agilent Benefits Transition Activities Who to Contact Erica Wright Human Resources Mgr

Next Steps... Transaction expected to be final in ~90 days Agilent will hire a General Manager to run Stratagene U.S. employees should see their Agilent offer letters the week of April 23 Non-U.S. employees should see their Agilent offer letters as quickly as possible – details coming soon Communication plan in place to inform key customers/partners April 6, 2007 Agilent Confidential

Employment Offers and Benefits U.S. Employees Offers to U.S. employees Week of April 23 Agilent Benefits presentation Beginning week of April 16 Offer acceptance by 7 calendar days from offer Europe and Japan Offers and timing for acceptance based on local laws and Agilent policies Agilent benefits presentation by Local Agilent HR April 6, 2007 Agilent Confidential

Transition Planning – Now till Close Two legally separate companies until close Transition team formed to manage transfer of ownership Transition planning activities are OK Must avoid: Cross participation in day-to-day business decisions Sharing pricing or marketing or other competitive information You are a Stratagene employee until close Until close - “Business as usual” April 6, 2007 Agilent Confidential

For More Information – Stratagene Contacts Contact your manager with any questions you may have April 6, 2007 Agilent Confidential

From Now till Close BUSINESS AS USUAL April 6, 2007 Agilent Confidential